UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2011

LIGAND PHARMACEUTICALS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33093	77-0160744
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11085 North Torrey Pines Road, Suite 300, La Jolla, California 92037

(Address of Principal Executive Offices) (Zip Code)

(858) 550-7500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

Ligand Pharmaceuticals Incorporated (the “Company”) received a notice dated October 18, 2011 from Merck Sharp & Dohme Limited (“Merck”) stating that Merck was exercising its right to terminate the Collaboration and License Agreement effective November 24, 2003(the “Collaboration and License Agreement”), by and between Merck and Neurogen Corporation (“Neurogen”), a wholly owned subsidiary of the Company. Under the terms of the Collaboration and License Agreement, the termination will be effective on April 18, 2012.

Pursuant to the terms of the Collaboration and License Agreement, Merck and Neurogen established a collaborative research and licensing program related to the physiology, pharmacology, chemistry and potential therapeutic applications and potential clinical utilities relating to Vanilloid Receptors, subtype 1, also known as TRPV1.

On August 23, 2009, the Company entered into an agreement and plan of merger (the “Merger Agreement”) with Neurogen and Neon Signal, LLC, a wholly-owned subsidiary of the Company.

Upon Merck’s voluntary termination of the Collaboration and License Agreement, Merck is required to transfer and/or disclose specified materials and know-how to the Company (which is under an obligation to transfer certain specified materials to Merck). In addition, the Company will receive an exclusive, perpetual, irrevocable, royalty-free (but subject to any third party royalty obligations), fully-paid, worldwide license, with right to sub-license, under specified patents and technology for the research, development or commercialization of specified compounds and products in a limited field of use. The Company will also receive a non-exclusive license to all other know-how Merck deems necessary to sell the specified compounds and products. Merck will assign specified regulatory filings and materials to the Company.

Merck will not pursue any research, drug discovery, development, manufacturing or commercialization in human and/or animal therapeutics, prophylactics and/or diagnostics relating to VR1 modulators for two years following the date of termination, or until April 18, 2014.

There is no financial penalty for the Company associated with the termination of the Collaboration and License Agreement.

The foregoing summary of certain of the material terms of the Collaboration and License Agreement does not purport to be complete and is qualified in its entirety be reference to the Collaboration and License Agreement, a copy of which was filed with the Securities and Exchange Commission by Neurogen on its Annual Report on Form 10-K for the fiscal year ended December 31, 2003. A copy of the Merger Agreement was filed with the Securities and Exchange Commission by the Company on its Current Report on Form 8-K on August 24, 2009.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Collaboration and License Agreement effective as of November 24, 2003 by and between Merck Sharp & Dohme Limited and Neurogen Corporation (Incorporated herein by reference to exhibit 10.43 filed with Neurogen Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003.)

10.2	Agreement and Plan of Merger, dated as of August 23, 2009, by and among Ligand Pharmaceuticals Incorporated, Neurogen Corporation, and Neon Signal, LLC (Incorporated herein by reference to exhibit 10.1 filed by the Company on its Current Report on Form 8-K on August 24, 2009.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGAND PHARMACEUTICALS INCORPORATED

Date: October 21, 2011	By:	/s/ Charles S. Berkman
	Name:	Charles S. Berkman
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Collaboration and License Agreement effective as of November 24, 2003 by and between Merck Sharp & Dohme Limited and Neurogen Corporation (Incorporated herein by reference to exhibit 10.43 filed with Neurogen Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003.)

10.2	Agreement and Plan of Merger, dated as of August 23, 2009, by and among Ligand Pharmaceuticals Incorporated, Neurogen Corporation, and Neon Signal, LLC (Incorporated herein by reference to exhibit 10.1 filed by the Company on its Current Report on Form 8-K on August 24, 2009.)